As filed with the Securities and Exchange Commission on March 26, 2008

1940 Act File No. 811-22158

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ AMENDMENT NO.

The Thirty-Eight Hundred Fund, LLC

(Exact Name of Registrant as Specified in Charter)

3800 Howard Hughes Parkway, Suite 900

Las Vegas, Nevada 89169-0925

(Address of Principal Executive Offices)

702-791-6346

(Registrant’s Telephone Number, including Area Code)

Joseph R. York

Chief Executive Officer

The Thirty-Eight Hundred Fund, LLC

3800 Howard Hughes Parkway, Suite 900

Las Vegas, Nevada 89169-0925

(Name and Address of Agent for Service)

Copies to:

Stacy H. Winick, Esq.

Eric S. Purple, Esq.

Bell, Boyd & Lloyd LLP

1615 L Street, N.W., 1200

Washington, DC 20036

(202) 466-6300

EXPLANATORY NOTE

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940 (the “1940 Act”). The Registrant previously issued units of ordinary limited liability company interests (“Common Shares”) and intends to offer up to 4,500 senior subordinated notes at $100,000 per note (the “Notes”) for an aggregate principal amount of up to $450,000,000. The Common Shares and Notes are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Common Shares were issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. The Notes will be issued in transactions that are exempt from registration under the Securities Act pursuant to Regulation S under the Securities Act. Investments in the Notes may only be made by an entity or person that is not a “U.S. person” within the meaning of Regulation S under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, Common Shares or Notes.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement has been prepared as a single document consisting of Parts A, B and C, none of which is to be used or distributed as a standalone document. This Registration Statement contains the following documents:

Facing Sheet
Explanatory Note
Contents of Registration Statement
Part A
Part B
Part C
Signature Page
Exhibits

PART A

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the Instructions to Form N-2.

ITEM 3.	FEE TABLE

The following table and example contain information about the costs and expenses of The Thirty-Eight Hundred Fund, LLC (the “Fund”) that holders of the Common Shares will bear directly or indirectly.

Common Shareholder Transaction Expenses: (1)
Sales Load (as a percentage of offering price)	None
Dividend Reinvestment Plan Fees	None
Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares):
Management Fees(2)	0.05%
Interest Payments on Borrowed Funds	0.30%
Other Expenses(3)	0.04%
Total Annual Expenses	0.39%

The purpose of the table and the example is to assist prospective investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses shown in the table and example below are based on estimated amounts through the end of the Fund’s first fiscal year of operations as a registered investment company, unless otherwise indicated, and takes into account that the Fund has issued 5 Common Shares and assumes that the Fund issues approximately $450,000,000 in Notes. If the Fund issues fewer Notes, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets attributable to Common Shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other investments.

This example assumes that you invest $1,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charge, if any, that applies and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$12	$20	$40

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example assumes that the estimated “Other Expenses” set out in the Annual Expenses table are accurate.

(1)	If, as intended, the Fund issues Notes, expenses associated with such issuance, including the payment of a placement fee of $2.5 million, will be paid by the Fund and borne by the Common Shareholders.

(2)	At the highest breakpoint. See Item 9.1(b), “Investment Adviser.”

(3)	Other Expenses are based on estimated amounts for the current fiscal year.

ITEM 8.	GENERAL DESCRIPTION OF THE REGISTRANT

8.1 General

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was formed as a limited liability company under the laws of the State of Delaware on April 15, 2003. The Fund’s principal office is located at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89169-0925 and its telephone number is (702) 791-6346. Investment advisory services are provided to the Fund by Wells Capital Management Incorporated (the “Investment Adviser”) pursuant to an Investment Management Agreement (the “Advisory Agreement”), subject to the oversight of the Fund and the Fund’s Board of Directors (the “Board of Directors”). See Item 9, “Management.”

The Fund currently has one direct beneficial owner, Thirty-Eight Hundred Investments Limited (the “Feeder Fund”), a Cayman Islands exempted company, that owns all of the outstanding Common Shares, which were acquired prior to the registration of the Fund under the 1940 Act. In turn, all of the Common Shares are indirectly beneficially owned by Wells Fargo & Company (“Wells Fargo”). The Feeder Fund may from time to time make additional capital contributions to the Fund without receiving additional Common Shares. Wells Fargo is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance across North America and internationally. The Feeder Fund and Wells Fargo, as a result of its indirect ownership of the Common Shares, effectively will be able to exert influence over the Fund’s management and policies and control all of the votes requiring shareholder approval. In addition, in accordance with its policies and procedures, the Fund may from time to time disclose information, including portfolio holdings information, to the Feeder Fund prior to public disclosure. See Item 9.3, “Control Persons.” For purposes of this document, “Common Shareholder” refers to the holder(s) of the Common Shares.

The Common Shares were issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. The Notes will be issued in transactions that are exempt from registration under the Securities Act pursuant to Regulation S under the Securities Act. Investments in the Fund’s Notes may only be made by an entity or person that is not a “U.S. person” within the meaning of Regulation S under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, Common Shares or Notes.

8.2 Investment Objective and Policies

The Fund’s investment objective is to maximize total returns while seeking to maintain relative stability of principal and adequate liquidity. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in discounted and interest-bearing fixed income instruments exclusively of U.S. issuers, including: corporate debt instruments; inflation-indexed bonds; adjustable rate debt instruments; structured notes; loan participation agreements and assignments; delayed funding loans and revolving credit facilities; commercial paper; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; mortgage-related and other asset backed securities; and derivative instruments (including futures and forward contracts) that have economic characteristics similar to the instruments referenced above. In addition, the Fund may invest in new types of discounted and interest-bearing fixed income instruments having features other than those described herein, that may in the future be offered. The Fund reserves the right to invest in these instruments if the Investment Adviser believes that doing so would be consistent with the Fund’s investment objective and policies.

Under normal market conditions, the Fund will invest primarily (generally at least 65% of the Fund’s net assets) in fixed income instruments that at the time of investment are of investment grade quality. An instrument is considered investment grade quality if it is rated by at least one nationally recognized statistical rating organization within the two highest short-term ratings categories (A-1 or P-1 or better by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”)) or the four highest long-term ratings categories (BBB- or Baa3 or better by S&P or Moody’s), or unrated but judged to be of comparable quality by the Investment Adviser.

Under unusual market or economic conditions, the Fund, for temporary defensive or other purposes, may invest up to 100% of its net assets in obligations issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the two highest categories by at least one nationally recognized statistical rating organization or other fixed income instruments deemed by the Investment Adviser to be consistent with a defensive posture, or the Fund may hold its assets in cash.

Each percentage limitation applicable to the Fund’s portfolio described in this Registration Statement applies only at the time of investment, and the Fund will not be required to sell instruments due to subsequent changes in the value of the instruments it owns. The Fund may invest in companies of any market capitalization, and in instruments of any duration or maturity. The Fund’s investment objective is not a fundamental policy of the Fund, and may be changed by the Board of Directors without the approval of the holders of a majority of the outstanding voting securities as defined in the 1940 Act. The Fund has agreed that it will not amend its investment objective and policies without the consent of the holders of a majority of the aggregate principal amount of the Notes then outstanding.

The Fund’s Principal Investments. The following sets forth the types of instruments in which the Fund may invest.

Corporate Debt Instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest or may issue securities at a discount, and normally must repay the amount borrowed on or before maturity.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income instruments whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on those securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value.

Adjustable Rate Debt Instruments. Adjustable rate debt instruments provide for a periodic adjustment in the interest rate paid on the obligations. While adjustable rate debt instruments may provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse adjustable rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging. Structured notes are privately negotiated debt obligations whose principal and/or interest is determined by reference to the performance of a benchmark (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The principal and/or interest payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

Asset-Backed Securities (Including Mortgage-Backed Securities). Asset-backed securities (“ABS”) are securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the ABS. Mortgage-backed securities (each an “MBS”) are a type of ABS.

Collateralized Mortgage Obligations. Mortgage-related securities in which the Fund intends to invest include collateralized mortgage obligations and multi-class pass-through securities (collectively referred to as “CMOs” unless the context indicates otherwise). Multi-class pass-through securities are equity interests in a trust composed of residential mortgage loans or other mortgage-related securities. CMOs and multi-class pass-through securities may be backed, directly or indirectly, by mortgage loans that individually are backed by agencies, instrumentalities or corporations of the U.S. Government (e.g., GNMA), and thus may carry the implied guarantee of these organizations. Other CMOs may be backed, directly or indirectly, by private organizations, and thus do not carry such implied governmental or quasi-governmental guarantees. Payments of principal and interest on underlying collateral provides the funds with which to make scheduled distributions on the CMOs. CMOs are a type of MBS.

Pass-Through Mortgage-Related Securities. These instruments include securities representing interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers and commercial banks. Pools of mortgage loans are assembled for sale to investors by various governmental, government-related and private organizations. Each of these investments is a type of MBS.

Adjustable Rate Mortgages (“ARMs”). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

ARMs are also offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency-issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Loan Origination. The Fund may directly originate senior loans and secured loans. When the Fund acts as a primary lender, it will have a direct contractual relationship with the borrower, may participate in structuring the senior or secured loans, may enforce compliance by the borrower with the terms of the loan agreement and may, under contractual arrangements among the lenders, have rights with respect to any funds acquired by other lenders through set-off. As a lender, it will also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the senior or secured loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a senior or secured loan, or releasing collateral, frequently require the unanimous vote or consent of all lenders affected. When the Fund is a primary lender originating a senior or secured loan, it may share in a fee paid by the borrower to the primary lenders. The Fund will not act as the agent or administrator of a senior or secured loan.

Participation Agreements and Assignments. The Fund may invest in participations and assignments of portions of fixed-rate and floating-rate loans. Loan participation interests typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing a participation interest, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the interposed bank or other financial institution. The purchaser of an assignment typically succeeds to all the rights and obligations under a loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchase of an assignment may differ from, and be more limited than, those held by the assigning lender.

Delayed Funding Loans and Revolving Credit Facilities. The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the general risks associated with being a lender.

Commercial Paper. Commercial paper is a term that is generally used to describe a variety of short-term unsecured notes having a maturity of no longer than a year, although maturities may be shorter in practice. Asset-backed commercial paper is a securitized product used to fund purchases of financial assets by a special purpose finance company.

Bank Obligations. Bank obligations are instruments which may include obligations of commercial banks or savings and loan associations such as fixed and variable rate certificates of deposit, fixed time deposits and bankers’ acceptances.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements are agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and place. If the party agreeing to repurchase the security should default, the Fund would seek to sell the security that it holds, which could involve procedural costs or delays in addition to a loss of the security if its value should fall below the repurchase price. The Fund only will engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by the Investment Adviser.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with certain counterparties. Reverse repurchase agreements are agreements under which the Fund sells its securities and agrees to repurchase them at an agreed-upon date and price. The value of the instruments repurchased may be more or less than the price at which the counterparty has agreed to purchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price paid to the Fund plus the accrued incremental amount. Delays or losses could result if the counterparty to the reverse repurchase agreement defaults or becomes insolvent. The Fund only will engage in reverse repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by the Investment Adviser.

U.S. Government Securities. U.S. Government securities include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government securities (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself.

The Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e, not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. U.S. Government securities are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Derivatives. The Fund may invest in derivative instruments, including futures and forward contracts, that have economic characteristics similar to the instruments referenced above. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, fixed income instruments, interest rates, commodities, real estate and other assets and related indices. Futures contracts are agreements, traded on a futures exchange, in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter transactions.

Fundamental Investment Restrictions. The Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of the Fund:

The Fund may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, investments in securities of other investment companies or investments in repurchase agreements;

(2) purchase securities of any issuer if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

The vote of a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the holders of such securities, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is the less.

8.3 Risk Factors

Risk is inherent in all investing. The following discussion summarizes the principal risks that a potential investor should consider before deciding to invest in the Fund.

8.3(a) General

No Operating History as an Investment Company. The Fund was formed on April 15, 2003 as Jerboa Funding, LLC. From its formation through December 28, 2007, the Fund operated as a private investment pool. On December 28, 2007, in anticipation of selling the Notes, the Fund registered with the SEC as a non-diversified, closed-end management investment company. Prior to such registration, the Fund liquidated its assets to cash and transferred all of its liabilities to a Wells Fargo-related entity. The Fund has no operating history as a registered investment company, and consequently does not have any experience operating as an investment company under the 1940 Act or as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund has no operating results under these regulatory frameworks that can demonstrate either their effect on its business or its ability to manage its business under these frameworks. If the Fund fails to operate its business so as to maintain its status as a RIC, its operating flexibility will be significantly reduced. In addition, if the Fund remains liable for any obligations it incurred but transferred, or actions it took, prior to registering as an investment company, Wells Fargo has agreed, subject to customary exceptions, to indemnify the Fund for any such liability so that the Fund’s net assets would not be adversely affected. As a recently registered investment company, the Fund also is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially.

Investment and Market Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of an investor’s entire investment. The value of the instruments in the Fund’s portfolio, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the instruments in which the Fund invests will affect the value of its Common Shares. The Common Shares at any point in time may be worth less than at the time of original investment. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Common Shares is not intended to constitute a complete investment program and should not be viewed as such.

Current Market Risk. Recent instability in the markets for fixed income securities, particularly MBS and ABS, may affect the liquidity of the Fund’s portfolio. It is uncertain how long and to what extent these conditions will continue. Under current market conditions, many of the Fund’s portfolio securities may be difficult to sell at a fair price. This illiquidity of portfolio securities may result in the Fund incurring greater losses on the sale of some portfolio securities than under more stable market conditions. Such losses can adversely affect the Fund’s net asset value per share. The current market instability may also make it difficult to obtain realistic values based on market quotations for the Fund’s portfolio holdings.

Investment Management Risk. The Fund is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that it will produce the desired results. The decisions with respect to the management of the Fund are made by the Investment Adviser, subject to the oversight of the Fund and the Board of Directors. Investors have no right or power to take part in the management of the Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of the Fund will be wound-up and its assets will be liquidated.

Credit Risk. An issuer of a debt instrument may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by a ratings agency may further decrease its value. The Fund may directly originate senior loans and secured loans. When the Fund acts as a primary lender, it will have a direct contractual relationship with the borrower, may participate in structuring the senior or secured loans, may enforce compliance by the borrower with the terms of the loan agreement and may, under contractual arrangements among the lenders, have rights with respect to any funds acquired by other lenders through set-off. As a result, the Fund will also be subject to credit risk through its loan origination activities.

Interest Rate Risk. As interest rates rise, the value of fixed income instruments held by the Fund are likely to decrease. Instruments with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than instruments with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed income instruments with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the particular issuer to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment, as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding fixed income instruments. An issuer may also elect to refinance its fixed income instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Control Risk. The Common Shares currently are indirectly beneficially owned by Wells Fargo through the Feeder Fund, which invests substantially all of its assets in the Fund. The Feeder Fund and Wells Fargo will be able to exert influence over the Fund’s management and policies and control all of the votes requiring shareholder approval.

Compulsory Redemption Risk. The Notes may involuntarily be redeemed prior to the end of their term at the option of the Fund with the consent of a majority of the holders of the Common Shares. The Fund currently has one direct beneficial owner, the Feeder Fund. All of the shares of the Fund are indirectly beneficially owned by Wells Fargo. As a result, Wells Fargo currently has the effective voting authority to redeem the Notes at its option. The Notes may be involuntarily redeemed upon 30 days notice prior to the end of their term for a number of reasons including, but not limited to, changes in general market conditions, a decrease in credit rating or creditworthiness of Wells Fargo or the accounting, regulatory or tax treatment of the Fund, the Feeder Fund, its shareholders and/or their respective affiliates.

Tax Risks. In addition to other risk considerations, an investment in the Common Shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Registration Statement. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Common Shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors. In addition, changes in tax laws, regulations or interpretations thereof in the future could adversely affect the Fund or the debt securities in which the Fund will invest. Any such changes could negatively affect the Common Shareholders. Legislation also could affect the amount and tax characterization of dividends received by the Common Shareholders, including the exemption from U.S. federal withholding tax with respect to “interest-related dividends” that was in effect for taxable years beginning before January 1, 2008. See Item 10.4, “Taxes/Distributions of Qualified Net Interest Income.”

ABS and MBS Prepayment Risks. The frequency with which prepayments (including voluntary prepayments by the obligors and liquidations due to defaults and foreclosures) occur on loans underlying MBS and ABS will be affected by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors. Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans. Although ABS are generally less likely to experience substantial prepayments than are MBS, certain of the factors that affect the rate of prepayments on MBS also affect the rate of prepayments on ABS. However, during any particular period, the predominant factors affecting prepayment rates on MBS and ABS may be different.

In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many MBS and ABS will be discount securities when interest rates are high, and will be premium securities when interest rates are low, these MBS and ABS may be adversely affected by changes in prepayments in any interest rate environment.

The adverse effects of prepayments may affect the Fund’s portfolio in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Investment Adviser may have constructed for these investments, resulting in a loss to the Fund’s overall portfolio. In particular, prepayments (at par) may limit the potential upside of many MBS and ABS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss. The amount, type and nature of insurance policies, subordination, letters of credit and other credit support, if any, with respect to certain ABS and MBS are based upon actuarial analysis and therefore are inherently limited in their ability to predict events to take place in the future. There can also be no assurance that data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of loans.

Mortgage loans on commercial properties underlying MBS often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity and repayment of the loan principal, and thus, often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate. Therefore, the unavailability of real estate financing may lead to default. Most commercial mortgage loans underlying MBS are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related MBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of MBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related MBS. Revenues from the assets underlying such MBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court-appointed receiver to control collateral cash flow.

Specific ABS Risks. The investment characteristics of ABS differ from traditional debt securities. For example, the collateral supporting ABS is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. ABS are often backed by a pool of assets representing the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

Specific MBS Risks. The Fund may invest in both residential and commercial MBS. Residential MBS represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products. MBS may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages in the event that interest rates decline. If the Fund buys MBS at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, MBS are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. If the Fund purchases MBS that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

In addition to the foregoing, residential MBS are subject to additional risks, including:

•

Recent Developments in the Residential Mortgage Market. The United States residential mortgage market has recently encountered various difficulties and changed economic conditions. Delinquencies and losses with respect to residential mortgage loans generally have increased and may continue to increase, particularly in the sub-prime sector. In addition, recently, residential property values in various states have declined or remained stable, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally. Another factor that may have contributed to, and may in the future result in, higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgage loans.

•

Junior Liens. If a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust. Proceeds from any liquidation, insurance or condemnation proceedings generally will be available to satisfy the balance of a junior mortgage loan only to the extent that the claims of such senior mortgagees or beneficiaries have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee generally may not foreclose on property securing a junior mortgage before the senior mortgages or deeds of trust are foreclosed upon.

Recent Market Developments. Recent events in the mortgage sector also have impacted the broader financial and credit markets and have reduced the availability of capital. This reduction in liquidity could adversely affect the Fund and the Investment Adviser.

Derivatives Risk. The Fund’s use of derivatives, including futures and forward contracts, involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, whether the Investment Adviser correctly forecasts market movements, changes in interest rates and other factors. If the Investment Adviser incorrectly forecasts these and other factors, the Fund could underperform. Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying securities. In addition, any increase or decrease in the value of the derivatives contracts may not be sufficient to generate returns in excess of the transaction costs to the Fund of entering into the transaction. The derivatives market for certain types of derivatives is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing contracts or to realize amounts to be received under such contracts.

Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Furthermore, futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. If the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Loan Participation Agreements and Assignments Risks. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk and the general risks associated with being a lender. In particular, second lien loans and unsecured loans are lower in priority of payment to senior loans and are subject to the risk that the cash flow of the borrower and property securing a loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid.

New Types of Discounted and Interest-Bearing, Fixed Income Instruments. The Fund may invest in new types of discounted and interest-bearing, fixed income instruments having features other than those described herein, that may in the future be offered. The Fund reserves the right to invest in these instruments if the Investment Adviser believes that doing so would be consistent with the Fund’s investment objective and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Interest Rate Hedging Risk. The Fund may in the future hedge against interest rate risk resulting from the Fund’s portfolio holdings and any financial leverage it may incur. Interest rate transactions the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the relationships of such hedging instruments to the Fund’s interest rate risk, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. Depending on the state of interest rates in general, the Fund’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the Common Shareholders. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Counterparty Risk. Certain markets in which the Fund effects transactions may be in over-the-counter or “interdealer” markets, and also may include unregulated private markets. The participants in such markets are typically not subject to the same level of credit evaluation and regulatory oversight as are members of the “exchange-based” markets. This exposes investors to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty” risk is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Investment Adviser has concentrated the Fund’s transactions with a single or small group of counterparties. The Investment Adviser is not restricted from dealing with any particular counterparty or from concentrating any or all transactions with one counterparty. Moreover, in certain instances, the Investment Adviser does not evaluate the creditworthiness of Fund counterparties. The ability of the Fund to transact business with any one or number of counterparties, the lack of any meaningful and independent evaluation of certain counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Arbitrage Risk. A part of the Fund’s investment operations may involve spread positions between two or more securities, or derivatives positions, or a combination of the foregoing. Trading operations also may involve arbitraging between two securities, between the security and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position.

Leverage Risk. The Fund proposes to issue Notes with an aggregate outstanding principal balance of up to $450,000,000 and may incur additional forms of leverage in the future. The Fund also may use leverage for emergency purposes. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of Notes, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to increased risk of loss. The Fund may borrow money to fund the repurchase of Common Shares or the retirement of Notes or for temporary, emergency or other purposes as approved by the Board and upon appropriate notice and disclosure. The use of leverage will generally increase the risk of volatility of the Fund. The amount of fees paid to the Investment Adviser will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s total assets, including the proceeds from the issuance of Notes and other borrowings, which may create a conflict of interest between the Fund and the Investment Adviser.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). In seeking leveraged market exposure in certain investments and in attempting to increase overall returns, the Fund may purchase derivatives and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value, as measured in purchasing power, of an investment in the Fund will decrease. For example, if the Fund purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Fund is likely to be exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security.

Conflicts of Interest with Directors, Officers, Security Holders and Affiliates. No Director, officer, Common Shareholder or affiliate of the Fund is obligated to present any particular investment opportunity to the Fund even if such opportunity is of a character that, if presented to the Fund, could be taken by the Fund. Any Director, officer, Common Shareholder or affiliate of the Fund has the right to take such an opportunity for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment opportunity.

Non-Diversification. Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund will be more susceptible than a diversified fund to any single economic, political or regulatory occurrence.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

8.3(b) Effects of Leverage

The Fund currently expects to incur financial leverage through the issuance of the Notes. The Fund may borrow for emergency purposes and may determine to use additional forms of financial leverage as approved by the Board of Directors, and upon notice and disclosure, as appropriate. The Fund expects that it will initially leverage through the issuance of the Notes in an aggregate amount of up to approximately 10% of its net assets attributable to the Common Shares. There is no assurance that the Fund’s leverage strategy will be successful. See “Risks – Leverage Risk.”

In connection with any borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowing, must have “asset coverage” of at least 300%. With respect to such borrowing, asset coverage means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

The rights of the Fund’s lenders to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain of the Fund’s activities, including the payment of dividends to the Common Shareholders in certain circumstances.

The Fund proposes to issue Notes (see Item 10.3, “General”). Although the Notes are not intended to enhance the total return of the Fund, such issuance has the effect of creating leverage on the Fund’s assets. Under the 1940 Act, the Fund is not permitted to issue debt securities or incur other indebtedness constituting senior securities, including Notes, unless immediately thereafter, the value of the Fund’s total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, the Fund may not issue debt securities, including Notes, or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of the Fund’s total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. The 1940 Act provides that the Fund may not declare any cash dividend or other distribution on Common Shares or preferred stock, or purchase any of its Common Shares (through tender offers or otherwise), unless the Fund would satisfy this 300% asset coverage requirement test after deducting the amount of the dividend, other distribution or Common Share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, the Fund may be required to redeem debt securities, including Notes, or sell a portion of its investments when it may be disadvantageous to do so. Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness. So long as Notes are outstanding, any debt securities offered will be ranked on parity with any outstanding Notes.

Further, the 1940 Act requires that if, on the last business day of each of twelve consecutive calendar months, a class of senior securities representing debt that has been issued by the Fund has an asset coverage of less than 100%, the holders of such securities – in this case the Note holders – voting as a class will be entitled to elect at least a majority of the members of the board of directors of the Fund. This voting right continues until such a class of senior securities has an asset coverage of 110% or more on the last business day of each of three consecutive calendar months.

Assuming the utilization of leverage in the amount of 10% of the Fund’s total assets and an annual interest rate of 5.0% on borrowings payable on such leverage based on market rates as of the date of this Registration Statement, the additional income that the Fund must earn (net of expenses) in order to cover such distribution payments is .50%. The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual costs of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to illustrate the effect on the return to a holder of the Common Shares of leverage in the amount of approximately 10% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of Common Shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. See Item 8.3, “Risk Factors.”

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(11.0)%	(5.5)%	0%	5.5%	11.0%

Common Share total return is composed of two elements: common share dividends paid by the Fund and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

8.4 Other Policies

Not applicable. See Item 8.2, “Investment Objective and Policies – The Fund’s Principal Investments” and Item 17, “Investment Objective and Policies.”

8.5 Share Price Data

Not applicable. The Common Shares are not publicly held or traded and as a result, the Common Shares do not trade at a discount to the Fund’s net asset value. The Board of Directors has no current intention to repurchase Common Shares.

ITEM 9.	MANAGEMENT

9.1 General

9.1(a) Board of Directors of the Fund

The Board of Directors of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of investors. The Board of Directors has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business and exercises the same powers, authority and responsibility on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. See Item 18 in Part B of this Registration Statement for biographical and other information about the Directors.

9.1(b) Investment Adviser

Wells Capital Management Incorporated, located at 525 Market Street, 10th Floor, San Francisco, CA 94105, serves as the Fund’s investment adviser. The Investment Adviser is a registered investment adviser and a wholly owned subsidiary of Wells Fargo Bank, N.A., which is wholly owned by Wells Fargo & Company, a diversified financial services company. The Investment Adviser was created in 1996 from existing institutional businesses whose investment management teams have been in place since 1987. As of December 31, 2007, the Investment Adviser had approximately $219 billion in assets under management for institutional investors such as corporations, mutual funds, pension plans, endowments, public agencies, educational organizations, insurers, and health care companies. The Investment Adviser employs a range of investment strategies to manage equity, fixed income, balanced, quantitative, short-duration and customized portfolios.

Pursuant to the Advisory Agreement, the Investment Adviser, subject to the supervision of the Fund and the Board of Directors, is responsible for managing the Fund’s assets, including the purchase, retention and disposition of the Fund’s assets. The Fund has agreed to pay the Investment Adviser a fee, payable monthly, at an annual rate equal to a maximum of 0.05% of the average daily value of the Fund’s assets managed by the Investment Adviser during such month (the “Management Fee”) for the services and facilities provided by the Investment Adviser to the Fund. For more information on fees and expenses, see Item 20, “Investment Advisory and Other Services.”

A discussion regarding the basis for approval by the Board of Directors of the Advisory Agreement will be available in the Fund’s semi-annual report to Common Shareholders for the period ending May 31, 2008. The basis for subsequent continuations of the Advisory Agreement will be provided in annual or semi-annual reports to Common Shareholders for the periods during which such continuations occur.

9.1(c) Portfolio Management

Joseph R. York is a Director and officer of the Fund and is a portfolio manager at the Investment Adviser since February 2008. Mr. York has over ten years experience in the U.S. fixed income and derivative markets, holding various positions with Wells Fargo and its affiliates. Currently, he is a Managing Director in Wells Fargo’s Investment Portfolio Group and manages a team of investment professionals based in Las Vegas, NV. He has day to day trading responsibility for fixed income portfolios aggregating in excess of $30 billion. He is also a director and officer of several Wells Fargo subsidiaries, including Sagebrush Asset Management, Inc. and the Feeder Fund. He has a bachelor’s degree in finance from the University of Southern California and Master’s degree in finance from Washington University’s Olin School.

Garth H. Wahlberg is a Director and officer of the Fund and is a portfolio manager at the Investment Adviser since February 2008. Mr. Wahlberg is a Senior Portfolio Manager in Wells Fargo’s Investment Portfolio Group based in Las Vegas, NV. He is part of a team of investment professionals with day to day trading responsibility for fixed income portfolios aggregating in excess of $30 billion. He is also a director and officer of several Wells Fargo subsidiaries, including Sagebrush Asset Management, Inc. and the Feeder Fund. Over the past 29 years, he has held various positions with Wells Fargo and its affiliates as a fixed income trader and portfolio manager. He graduated from California State University – San Diego with a bachelor’s degree in finance.

David D. Sylvester is an Executive Vice President and portfolio manager at the Investment Adviser. He has over 27 years of investment experience, and currently co-manages Wells Capital Management’s liquidity management team. In this role, he specializes in managing short duration fixed income assets. Mr. Sylvester started his career as a fixed income manager at the National Bank of Detroit. In 1979 he joined Norwest Corporation, which merged with Wells Fargo, as a fixed income portfolio manager and trader and later became manager of the fixed income institutional group. Mr. Sylvester began to specialize in short-term investments in 1987. He attended the University of Detroit, Mercy, is a member of the Treasury Management Association, and is a frequent speaker at national conferences related to short duration asset management.

Laurie White is a Managing Director at the Investment Adviser, where she is responsible for managing all money market funds. She has experience in managing a wide variety of assets in mutual funds, private accounts and collective trust funds. Before joining Norwest Investment Management, which combined its investment advisory practice with Wells Capital Management in 1999, she was a portfolio manager for Richfield Bank & Trust, Co., Richfield, MN. Earlier, Laurie was an investment analyst for trust investments at Bull HN Information Systems, Minneapolis, MN, managing pension assets. She earned her bachelor’s degree from Carleton College, Northfield, MN and her master’s degree from the University of Minnesota, Twin Cities.

Item 21 in Part B of this Registration Statement provides additional information about the accounts managed by the Fund’s portfolio managers, the structure and method of their compensation, and their ownership of the Fund’s securities. The information is current as of December 31, 2007.

9.1(d) Administrator

The Bank of New York (“BNY”) provides certain administration and accounting services to the Fund, in addition to other services described below. BNY’s principal place of business is One Wall Street, New York, New York 10286. The Fund has agreed to pay BNY a bundled fee payable monthly in arrears at the annual rate equal to .0125% of the Fund’s net assets for services provided by BNY and related entities, including administration, fund accounting, custodial and transfer agency services fees, as well as fiscal agency services in connection with the offering of the Notes.

9.1(e) Custodian and Transfer Agent

BNY also serves as custodian for the assets of the Fund. Mellon Investor Services LLC, a BNY-related entity, located at 480 Washington Blvd., Jersey City, New Jersey 07310, serves as the transfer agent, registrar and dividend disbursing agent for the Common Shares. As noted above, payment for custodial and transfer agency services is part of a bundled fee.

9.1(f) Expenses

In addition to the Management Fee, the Fund pays all other costs and expenses of its operations, including the compensation of its Directors who are not “interested persons,” as that term is defined in the 1940 Act, of the Fund (“Independent Directors”), custodian and transfer and dividend disbursing agent fees and expenses, compliance-related fees and expenses, distributor fees (if any), legal fees and expenses, leverage expenses, including expenses related to the issuance of Notes, rating agency fees (if any), expenses of independent registered public accountants, expenses of preparing, printing and distributing Common Shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Fund expenses also will include investment-related expenses, including, but not limited to, brokerage commissions, if any, dealer markups or spreads and other transaction costs, as well as interest expense on any borrowings.

9.1(g) Affiliated Brokerage

The Fund will not pay brokerage commissions to any broker that is an affiliated person of the Fund, an affiliated person of such person, or an affiliated person of an affiliated person of the Fund, the Investment Adviser or its principal underwriter. The Fund may engage in brokerage transactions with Barclays or a Barclays-related entity.

9.2 Non-Resident Managers

Not applicable. However, the Fund anticipates entering into a placement agent agreement with Barclays Bank PLC, acting through its division Barclays Wealth (“Barclays”). Under the terms and subject to the conditions expected to be contained in the placement agent agreement, it is anticipated that Barclays will act as placement agent for the Fund in connection with the proposed placement of Notes, and that the Fund will pay Barclays a placement fee of approximately $2.5 million. The Notes will be issued in transactions that are exempt from registration under the Securities Act pursuant to Regulation S under the Securities Act.

9.3 Control Persons

As of March 26, 2008, the following entities are deemed to control the Fund:

The Feeder Fund, a Cayman Islands exempted company with its principal offices at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89169-0925, is deemed a control person of the Fund by virtue of its direct ownership of 100% of the Common Shares. In turn, all of the Common Shares are ultimately indirectly beneficially owned through various controlled entities by Wells Fargo & Company (previously defined as Wells Fargo), a Delaware corporation with its principal offices at 420 Montgomery Street, San Francisco, California 94163. Wells Fargo is registered as a bank holding company and financial holding company under the Bank Holding Company Act of 1956, as amended.

ITEM 10.	CAPITAL STOCK, LONG-TERM DEBT AND OTHER SECURITIES

10.1 Capital Stock

General. The Fund is a limited liability company formed under the laws of Delaware pursuant to a limited liability company agreement as amended and restated (the “LLC Agreement”). The Fund has issued 5 Common Shares, at a value of $1,000,000 per share. Each Common Share has one vote and is fully paid and non-assessable.

All Common Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its Common Shares.

The Fund has no present intention of offering additional Common Shares. Any additional offerings of Common Shares will require approval by the Board of Directors. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that equity securities may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s outstanding Common Shareholders.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer Common Shares and do not provide daily redemptions.

No Right of Redemption. No Common Shareholder or other person holding Common Shares will have the right to require the Fund to redeem those shares. There is no public market for Common Shares and none is expected to develop. Consequently, Common Shareholders may not be able to liquidate their investment other than as a result of repurchases of Common Shares by the Fund. The Board of Directors has no current intention to repurchase Common Shares.

Transfers. No Common Shareholder may transfer any or all of its Common Shares without the unanimous approval of the Board of Directors, except in a transfer to a qualified institutional buyer (within the meaning of Rule 144A under the Securities Act) where the transfer is made pursuant to an exemption from registration under the Securities Act and all applicable state securities laws and in compliance with the securities laws of all relevant foreign jurisdictions.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Directors that the proposed transfer is exempt from registration under the Securities Act and that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed subscription agreement. A Common Shareholder who transfers Common Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Common Shares, the Board of Directors may require that the Common Shareholder requesting the transfer obtain, at such Common Shareholder’s expense, an opinion of counsel selected by the Board of Directors as to such matters as the Board may reasonably request.

Distributions. Commencing with the Fund’s initial distribution, the Fund intends to make cash distributions of all or a portion of its income to Common Shareholders at the sole discretion of the Board of Directors. The Fund may pay capital gain distributions annually, if available. Common Shareholders are entitled to all residual earnings available for distribution after payment of the interest due on the Notes. In order to ensure that the Fund’s income will not be subject to U.S. federal income tax, the Fund must distribute all of its residual income for each taxable year to the Common Shareholders. Such distributions will be required to be made during the relevant tax year, unless the Fund satisfies the following requirements, in which case it will be permitted to make the distributions in the following tax year: (i) the dividends are declared before the time prescribed by law for filing the return for the prior taxable year, including the period of any extension of time granted for the filing of such return, (ii) the dividends are paid within 12 months of the close of the prior year and no later than the first regular dividend payment date after their declaration date, and (iii) the Fund properly elects to treat such dividends as paid in the prior year under §855 of the Code. To the extent it is permitted to do so under current U.S. federal income tax law, the Fund will designate dividends paid on the Common Shares as “interest-related dividends” on a written notice mailed to Common Shareholder not later than 60 days after the close of the Fund’s taxable year. See Item 10.4 “Taxes/Distributions of Qualified Net Interest Income.”

Voting Rights. Each Common Shareholder has the right to cast one vote, in person or by proxy, for each Common Share registered in that holder’s name on the books of the Fund, at a meeting of Common Shareholders called, as the case may be, by the Board of Directors or by Common Shareholders of the Fund holding at least a majority of the total number of votes eligible to be cast. Common Shareholders will be entitled to vote on any matter on which Common Shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Directors, approval of the Advisory Agreement, and on certain other matters. Common Shareholders will not be entitled to cumulative voting in the election of Directors or any other matter. Notwithstanding their ability to exercise their voting privileges, Common Shareholders, in their capacity as such, are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

The Fund has received assurances from the Feeder Fund that the Feeder Fund will seek to obtain instructions from its securities holder(s) with regard to the voting of its Common Shares, and will vote its Common Shares only in accordance with those instructions. In addition, the Fund has received assurances from the Feeder Fund that the Feeder Fund will not substitute its holdings in the Fund absent approval of the substitution in accordance with the requirements of the 1940 Act.

10.2 Long-Term Debt

Not applicable.

10.3 General

General. The Fund intends to offer an aggregate principal amount of up to $450,000,000 of senior unsecured notes (the “Notes”). The Board has approved the issuance of the Notes. The issuance of the Notes will not be registered with the SEC and will be effected in transactions that are exempt from registration under the Securities Act pursuant to Regulation S under the Securities Act. The Notes will be issued without coupons in denominations of $100,000 or any integral multiple thereof. The principal amount of the Notes will be due and payable on the first anniversary of that issue date (the “Stated Maturity”). There is no sinking fund with respect to the Notes. The Notes will be the Fund’s unsecured obligations and, upon the Fund’s liquidation, dissolution or winding up, will rank: (1) senior to all of the Fund’s Common Shares and any outstanding preferred stock; (2) on a parity with any other unsecured creditors and any unsecured senior securities representing the Fund’s indebtedness, including other notes; and (3) junior to any of the Fund’s secured creditors. The Fund may redeem the Notes prior to their Stated Maturity in certain circumstances described in this Registration Statement. The Notes will mature after 12 months but holders may, in the sole discretion of the Fund, be given the option to purchase new notes with similar or different terms as the Notes.

Under the 1940 Act, the Fund is not permitted to issue debt securities or incur other indebtedness constituting senior securities, including Notes, unless immediately thereafter, the value of the Fund’s total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness.

The 1940 Act provides that the Fund may not declare any cash dividend or other distribution on common or preferred stock, or purchase any of its Common Shares (through tender offers or otherwise), unless the Fund satisfies a 300% asset coverage requirement with respect to all outstanding indebtedness at the time of the declaration of such dividend or at the time of such purchase after deducting the amount of the dividend, other distribution or Common Share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, the Fund may be required to redeem debt securities, including Notes, or sell a portion of its investments when it may be disadvantageous to do so. Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness. So long as Notes are outstanding, any debt securities offered will be ranked on parity with any outstanding Notes.

The Fund will be required to determine whether it has, within 48 hours prior to a distribution, an “asset coverage” of at least 300% (or such higher percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund including any outstanding Notes.

If, on the last business day of each of 12 consecutive calendar months, the Notes have an asset coverage of less than 100%, the holders of the Notes voting as a class are entitled to elect at least a majority of the Fund’s Board of Directors. Such voting right will continue until the Notes have an asset coverage of 110% or more on the last business day of each of three consecutive calendar months.

Unless otherwise stated in a supplement to this Registration Statement, the outstanding principal balance of the Notes will bear interest at a rate per annum based on a rolling three month USD LIBOR. Accrued and unpaid interest on Notes will be payable quarterly in arrears and on the Stated Maturity. If the Fund does not pay principal or interest when due (after any cure period), it will trigger an event of default and the Fund will be restricted from declaring dividends and making other distributions with respect to its Common Shares.

Interest will accrue on the outstanding principal balance of the Notes from the date on which such Notes are issued.

In accordance with applicable law, all notes of the Fund must have the same seniority with respect to distributions. As a result, no full distribution of interest payments will be declared or paid on any notes of the Fund for any period unless full interest due through the most recent payment dates for all outstanding notes of the Fund are paid. If full distributions due have not been made on all outstanding notes of the Fund ranking on a parity with the Notes as to distributions, any distributions on the Notes will be made as nearly pro rata as possible in proportion to the respective amounts of accrued and unpaid interest on all such notes on the relevant payment date.

The Notes represent the Fund’s unsecured obligation to pay interest and principal, when due. The Fund cannot assure that it will have sufficient funds or that it will be able to arrange for additional financing to pay principal or interest on the Notes when due or to repay the principal balance of the Notes that is outstanding at the Stated Maturity. The Fund’s failure to pay principal or interest on the Notes when due or to repay the Notes upon the Stated Maturity would, subject to the cure provisions of the Notes, constitute an event of default under the Notes and could cause a default under other agreements that the Fund may enter into from time to time. There is no sinking fund with respect to the Notes, and at the Stated Maturity, the entire outstanding principal amount of the Notes plus the amounts of any accrued but unpaid interest will become due and payable.

Redemption of Notes. The Fund may, at its option and subject to the terms and conditions of the proposed Fiscal Agency Agreement among the Fund, The Bank of New York and The Bank of New York, London Branch, redeem the Notes in whole but not in part at any time upon 30 calendar days advance written notice to the holders of the Notes. The redemption price for any optional redemption of the Notes will equal the sum of (i) 100% of the aggregate outstanding principal amount of the Notes redeemed, (ii) all accrued and unpaid interest thereon through the date of redemption and (iii) the amount, if any, of the Intra-Period Broken Funding Amount (as defined in the terms of the Notes) to the date fixed for redemption. The Intra-Period Broken Funding Amount is intended to compensate the holders of the Notes for their investment had the holders actually held the Notes through the entire LIBOR interest period in which the Notes are redeemed.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the Notes to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of Notes for which it has legally available funds, or is otherwise able to redeem, from the holders whose Notes are to be redeemed ratably on the basis of the redemption price of such Notes, and the remainder of those Notes to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such Notes upon written notice of redemption. If fewer than all Notes held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of Notes to be redeemed from such Note holder, which may be expressed as a percentage of Notes held by such Note holder on the applicable record date.

If the Fund redeems any Note, then, upon payment of the redemption price for such Note, all interest on such Note will cease to accrue, such Note will no longer be deemed to be outstanding, and all rights of the holder of such Note (except the right to receive the redemption price for such Note from the Fund) will cease.

The Notes will mature after 12 months but holders may, in the sole discretion of the Fund, be given the option to purchase new notes with similar or different terms as the Notes.

If the Fund redeems the Notes, it will file a notice with the SEC of its intention to redeem at least 30 days prior to the redemption date, pursuant to Rule 23c-2 under the 1940 Act. Each notice of redemption will state (1) the title of the class of securities to be redeemed, (2) the date on which the securities are to be redeemed, (3) the applicable provisions of the governing instrument pursuant to which the securities are to be redeemed, and (4) if less than all of the outstanding securities of the class to be redeemed are redeemed, the principal amount to be redeemed and the basis upon which the securities to be redeemed are to be selected. In addition, the notice will contain: (1) the redemption price (specifying the amount of accrued interest to be included therein and the amount of the redemption premium, if any), and (2) a statement that interest on the Notes to be redeemed will cease to accrue on such redemption date. No defect in the notice or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

Liquidation can be effected by a unanimous vote of the holders of the Common Shares.

The Note holders will not have the right at their own option to cause the Fund to redeem the Notes prior to the Stated Maturity except as described below in Events of Default and Acceleration.

Covenants of the Fund. The terms of the Notes require the Fund, among other provisions, to:

•	maintain its status as a closed-end investment company under the 1940 Act and to observe its obligations as a registered investment company under the 1940 Act;

•	elect to be treated and to maintain its status as a RIC for U.S. federal income tax purposes;

•

not voluntarily incur any indebtedness or liabilities other than indebtedness and liabilities: (i) related to the Notes; (ii) incurred in connection with the conduct of the Fund’s business, including the management of its assets acquired or held in accordance with its investment objective and policies in effect from time to time; (iii) for expenses of formation and all other expenses and obligations incident to the operation or management of the Fund; and (iv) in respect of taxes not yet due and payable or taxes due and payable that the Fund is contesting in good faith;

•

limit the outstanding principal amount of indebtedness or liabilities of the Fund in respect of borrowed money (including the Notes) to no more than 20% of the Fund’s net asset value at any time (it being understood for purposes of this covenant that customary settlement obligations in respect of financial transactions shall not be considered indebtedness or liabilities in respect of borrowed money);

•

not create, or take any action that would create, acknowledge or permit, a lien on the Fund’s assets, except for liens for taxes of the Fund that are not yet due or payable or are being contested in good faith or liens customarily created or arising in connection with transactions permitted under the Fund’s investment objective and guidelines;

•	do all things necessary to preserve and keep in full force and effect its existence, rights and franchises;

•	make all necessary filings and submissions to the SEC and as otherwise required by applicable law;

•	not amend the Fund’s investment objective and policies without the consent of the holders entitled to vote a majority in aggregate principal amount of the Notes then outstanding;

•	maintain a net asset value at any time of not less than $4 billion;

•	notify the registered holder of the Notes of any event of default; and

•	make no investments other than as permitted under and in accordance with the Fund’s investment objective and policies in effect from time to time.

Events of Default and Acceleration. An “event of default” under the Notes will include any of the following events:

•	default in the payment of any interest on the Notes when due and the continuance of such default for a period of 14 calendar days;

•	default in the payment of the principal of the Notes when due and the continuance of such default for a period of seven calendar days;

•

default in the performance of any other material obligation under the Notes and the continuance of such default for a period of 30 calendar days after an officer of the Fund becomes aware, or in the exercise of reasonable diligence would have become aware, of the default;

•	certain voluntary or involuntary proceedings involving the Fund or any company directly or indirectly controlling the Fund and relating to bankruptcy, insolvency or other similar laws; or

•	any step is taken by the Fund with a view to a moratorium or suspension of payments in relation to the Notes.

Upon the occurrence and continuance of an event of default, the Notes may, by notice, be declared to be immediately due and payable; provided, however that upon an event of default relating to bankruptcy, insolvency or other similar laws, the Notes shall immediately become due and payable. In certain circumstances, the declaration may be rescinded by the affirmative vote of the holders of the Notes in accordance with the provisions of the Notes governing modifications and amendments to, and waivers with respect to, the Notes.

In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Fund or to its creditors, as such, or to the Fund’s assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Fund, then (after any payments with respect to any secured creditor of the Fund outstanding at such time) and in any such event the holders of Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the Notes, before the holders of any common equity of the Fund are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Fund being subordinated to the payment of the Notes, which may be payable or deliverable in respect of the Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of the Fund may include, without limitation, service providers, including the Investment Adviser, custodian, administrator, transfer agent and placement agent, and the Directors, pursuant to the terms of various contracts with the Fund. Secured creditors of the Fund may include without limitation parties entering into repurchase agreements or other similar transactions with the Fund that create liens, pledges, charges, security interests, security agreements or other encumbrances on the Fund’s assets.

A consolidation, restructuring, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of the Fund’s assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

So long as the Fund has Notes outstanding, subject to compliance with the Fund’s investment objectives, policies and restrictions, the Fund may issue and sell one or more other series of additional notes provided that the Fund will, immediately after giving effect to the issuance of such additional notes and to its receipt and application of the proceeds of the issued notes (including, without limitation, to the redemption of Notes to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund that are indebtedness, as defined in the 1940 Act, of at least 300% of the sum of the principal amount of the notes of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional notes will have any preference or priority over any other notes of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

Modifications, Amendments and Waivers. Subject to certain notice requirements, a meeting of the holders of the Notes may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Notes or to amend or modify any term or provision of the Notes.

The affirmative vote of Note holders representing at least a majority in aggregate principal amount of Notes represented and voting at any such meeting shall effectively pass any resolution or matter. The written consent of Note holders of at least a majority in aggregate principal amount of all Notes outstanding also will be effective to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Notes or to amend or modify any term or provision of the Notes. In no event, however, shall any action, whether by meeting or written consent, without the consent or affirmative vote of the Note holder affected thereby: (i) change the due date for the payment of the principal of, or any installment of interest on, any Note (ii) reduce the aggregate principal amount of any Note, or the portion of such aggregate principal amount which is payable upon acceleration of the maturity of such Note, or the interest rate thereon, (iii) change the currency in which any payment in respect of any Note is payable, (iv) change the manner in which interest is calculated on any Note, (v) reduce the proportion of the aggregate principal amount of the Notes the vote or consent of the holders of which is necessary to modify, amend or supplement the terms and conditions of the Notes or to make, take or give any request, demand authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or (vi) change the obligation of the Fund to pay to the holders of the Notes free of any present or future taxes, duties, assessments or other governmental charges required by applicable law to be withheld by the Fund unless additional amounts equal to such taxes, duties, assessments or other governmental charges are paid to the holders of the Notes.

Voting Rights. Note holders do not have voting rights with respect to the Fund, except as required under the 1940 Act. Under the 1940 Act, Note holders voting as a class are entitled to elect at least a majority of the Fund’s Board of Directors if on the last business day of each of twelve consecutive calendar months the Notes have an asset coverage of less than 100%. Such voting right will continue until the Notes have an asset coverage of 110% or more on the last business day of each of three consecutive calendar months. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Transfers. Transfers of the Notes will be prohibited except for transfers that occur due to death, divorce or other operation of law.

10.4 Taxes

This section summarizes the U.S. federal income tax treatment of the Fund and the material U.S. federal income tax consequences of owning the Fund’s Common Shares. This section is current as of the date of this Registration Statement. Tax laws and interpretations change frequently, possibly with retroactive effect, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe the situation of a broker-dealer or other investor with special circumstances. In addition, this section generally does not describe state, local or foreign tax consequences. Investors should consult their own tax advisers regarding the tax consequences of investing in the Fund’s Common Shares.

U.S. Federal Income Taxation of the Fund. The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded to, a RIC under Subchapter M of the Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to the Fund’s Common Shareholders.

Qualification as a RIC. The Fund intends to qualify for the special tax treatment afforded to RICs under the Code. As long as the Fund qualifies, it will not be subject to U.S. federal income tax with respect to the Fund’s net ordinary income and net realized capital gains that it distributes to the Fund’s shareholders each year. In order to qualify for the special tax treatment afforded to RICs for U.S. federal income tax purposes, the Fund must meet three key tests, which are described below. Failure to meet any of the tests when required would disqualify the Fund from RIC tax treatment for the entire year. However, in certain situations the Fund may be able to take corrective action within 30 days prior to the end of a quarter, which would allow it to remain qualified.

The Income Test. At least 90% of the Fund’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. Income derived by the Fund from interests in entities that, for U.S. federal income tax purposes, are trusts or partnerships that are not “qualified publicly traded partnerships” will be treated as qualifying income for purposes of the 90% gross income test only to the extent of the underlying income of the partnership or trust that would be so treated if realized directly by the Fund.

The Asset Diversification Tests. The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Distribution Requirement. The Fund’s deduction for dividends paid to its shareholders for each taxable year must equal or exceed 90% of the sum of (1) the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (2) the Fund’s net tax-exempt interest (the excess of the Fund’s gross tax- exempt interest over certain disallowed deductions). For purposes of this distribution test, the Fund may elect to treat as paid on the last day of the fiscal year all or part of any dividends paid within the 12-month period following the close of its taxable year and not later than the date of the first regular dividend payment made after such declaration, provided such dividends are declared before the due date for filing the Fund’s tax return, including any extensions.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for either (a) the one-year period ending on October 31 of that year or (b) at the Fund’s election, its taxable year ending in November or December. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund failed to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation and distributions (as determined under U.S. federal income tax principles) to the Fund’s Common Shareholders would not be deductible by the Fund in computing its taxable income. In such case, distributions to the Fund’s Common Shareholders, to the extent derived from its earnings and profits, including distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends, generally, would be eligible (1) for treatment as qualified dividend income in the case of individual shareholders (provided that certain holding period and other requirements are met), or (2) for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Distributions that the Fund pays to Common Shareholders from its investment company taxable income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to them as ordinary income to the extent of its earnings and profits. Such distributions (if designated by the Fund) may qualify (provided holding period and other requirements are met) (1) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, or (2) in the case of individual shareholders (effective for taxable years beginning on or before December 31, 2010), as qualified dividend income generally eligible to be taxed at a maximum rate of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Distributions made to Common Shareholders from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to Common Shareholders but retained by the Fund, are taxable as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time a Common Shareholder has owned the Common Shares. The maximum tax rate on capital gain dividends received by individuals generally is 15% (5% for individuals in lower brackets) for such gain realized for taxable years beginning on or before December 31, 2010. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of the Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain (assuming the Common Shares are held as a capital asset). Generally, not later than 60 days after the close of the Fund’s taxable year, the Fund will provide to Common Shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

Dividends and other taxable distributions are taxable to Common Shareholders even though they are reinvested in additional Common Shares. If the Fund pays a dividend in January that was declared in the previous October, November or December to Common Shareholders of record on a specified date in one of such months, then such dividend generally will be treated for tax purposes as being paid by the Fund and received by Common Shareholders on December 31 of the year in which the dividend was declared.

The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Notes who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to Common Shareholders may be refunded or credited against their U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Investments. The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving a corresponding amount of cash.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of, among other things, tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to satisfy the RIC distribution requirements with respect to such non-cash income or gain, the Fund may be required to sell securities at times that it might not otherwise be desirable to do so or borrow the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, gains on short sales generally are treated as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Tax Shelter Reporting Requirements. If a Common Shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders. For purposes of this summary, the term “Non-U.S. shareholder” means a beneficial owner of Common Shares that, for U.S. federal income tax purposes, is one of the following:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to tax as expatriates,

•	a foreign corporation or

•	a foreign estate or trust.

If a partnership holds Common Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold Common Shares should consult their tax advisers.

This summary assumes that the Non-U.S. shareholder’s investment in the Fund is not effectively connected with the conduct by such Non-U.S. shareholder of a trade or business in the United States. Any Non-U.S. shareholder whose investment in the Fund is effectively connected with such Non-U.S. shareholder’s conduct of a trade or business in the United States should consult its own tax adviser.

Dividends paid by the Fund to Non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent such dividends are derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a Non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a Non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. shareholder were a U.S. shareholder. A Non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A Non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a Non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund. For this purpose, a

“Non-U.S. shareholder” does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition and is not otherwise a resident of the United States for U.S. federal income tax purposes.

Distributions of Qualified Net Interest Income. For taxable years beginning before January 1, 2008, properly designated “interest-related dividends” are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Legislation has been proposed that would extend this exemption from withholding tax through taxable years beginning before January 1, 2009, but it cannot be predicted whether such legislation or similar legislation will be enacted. If the exemption is extended, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. shareholder will need to comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

10.5 Outstanding Securities

As of the date hereof, all of the outstanding Common Shares are held by the Feeder Fund. The Fund has 10 authorized Common Shares. The Fund has no present intention of offering additional Common Shares. After the date of filing of this Registration Statement, the Notes are proposed to be offered to certain eligible purchasers. The Notes are proposed to be issued in transactions that are exempt from registration under the Securities Act pursuant to Regulation S under the Securities Act. Investments in the Notes may only be made by an entity or person that is not a “U.S. person” within the meaning of Regulation S under the Securities Act.

10.6 Securities Ratings

Not applicable.

ITEM 11.	DEFAULTS AND ARREARS ON SENIOR SECURITIES

Not applicable.

ITEM 12.	LEGAL PROCEEDINGS

None.

ITEM 13.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PART B

March 26, 2008

Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

ITEM 14.	COVER PAGE

This Part B of this Registration Statement on Form N-2 of The Thirty-Eight Hundred Fund, LLC (previously defined as the “Fund”) which is not a prospectus, supplements and should be read in conjunction with the current Part A of this Registration Statement dated March 26, 2008, as it may be revised from time to time. To obtain a copy of the Fund’s Registration Statement, please call the Fund at (702) 791-6346 or write to the Fund at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89169-0925. Part A of this Registration Statement is incorporated herein by reference and this Part B is incorporated by reference into Part A of this Registration Statement.

ITEM 15.	TABLE OF CONTENTS

ITEM 16.	GENERAL INFORMATION AND HISTORY

The Fund was formed on April 15, 2003 as Jerboa Funding, LLC. From its formation through, December 28, 2007, the Fund operated as a private investment pool. On December 28, 2007, in anticipation of selling the Notes, the Fund registered with the SEC as a non-diversified, closed-end management investment company under its new name, The Thirty-Eight Hundred Fund, LLC. Prior to such registration, the Fund liquidated its assets to cash and transferred all of its liabilities to a Wells Fargo-related entity. Wells Fargo has agreed to indemnify the Fund for certain losses, liabilities and obligations that may be incurred, or are attributed to the period, prior to the date hereof. The Fund has adopted the LLC Agreement, which has been approved by the Board of Directors, that reflects the Fund’s organization and operation as a registered investment company.

ITEM 17.	INVESTMENT OBJECTIVE AND POLICIES

Part A of this Registration Statement contains additional information about the investment objective, policies, practices and limitations of the Fund. The following information supplements and should be read in conjunction with Item 8, “General Description of the Registrant.”

The Fund’s Investments. The following sets forth additional types of instruments in which the Fund may invest.

Illiquid Instruments. The Fund may invest in instruments that are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which are restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. To the extent necessary, the Board of Directors has delegated to the Investment Adviser the day-to-day determination of the illiquidity of any instrument held by the Fund, although the Board of Directors has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. Illiquid instruments involve the risks that the instruments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the instrument on its books.

When-Issued and Delayed Delivery Transactions. The Fund may buy and sell instruments on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the instruments prior to settlement and, because such instruments are subject to market fluctuations, the value of the instruments at the time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Real Estate Investment Trusts (REITs). REITs are companies that own and manage real estate, including apartments buildings, offices, shopping centers, industrial buildings and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. REITs prices may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage which increases investment risk and could adversely affect a REITs operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

Other Investment Companies. Subject to the limitations set forth in the 1940 Act, the Fund may invest in securities or other open- or closed-end investment companies that invest primarily in instruments of the types in which the Fund may invest directly. In addition, the Fund may invest in pooled investment vehicles (other than investment companies) that invest primarily in instruments of the types in which the Fund may invest directly. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s fees with respect to assets so invested. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

Portfolio Turnover. The Fund anticipates that its annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Other. The Fund may enter into futures contracts and related options as permitted under the Rule 4.5 of the General Regulations Under the Commodity Exchange Act (the “CEA”). The Fund has claimed an exclusion adopted by the Commodity Futures Trading Commission and the National Futures Association from the definition of “commodity pool operator.” The Fund, thereof, is not subject to registration or regulation under the CEA.

Non-Fundamental Investment Restrictions. In addition to the Fund’s fundamental policies discussed in Item 8.2, the Fund also is subject to the following non-fundamental policies, which may be changed by the Board of Directors at any time without the approval of Common Shareholders.

(1) The Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder.

(2) The Fund may invest in futures or options contracts consistent with its investment policy and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a “commodity pool operator” as defined by the CEA.

(3) The Fund may not make investments for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

(4) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

ITEM 18.	MANAGEMENT

The names and ages of the Directors and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Director and other directorships or trusteeships they hold are shown below. The business address of the Fund, its Directors and officers is 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89169-0925, unless otherwise specified below. The Board of Directors consists of five persons, two of whom are Independent Directors.

Name and Age	Position With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
INTERESTED DIRECTORS/OFFICERS

Joseph R. York (39)*	Director, Chief Executive Officer, Principal Executive Officer, President and Chairman of the Board	Since February 2008(1)	Portfolio Manager of the Investment Adviser since February 2008; Managing Director of Wells Fargo’s Investment Portfolio Group since April 2003; Director and Officer of several Wells Fargo subsidiaries, including the Feeder Fund.	N/A	N/A

Garth H. Wahlberg (52)*	Director, Senior Vice President and Secretary	Since February 2008(1)	Portfolio Manager of the Investment Adviser since February 2008; Senior Portfolio Manager of Wells Fargo’s Investment Portfolio Group since November 1999; Director and Officer of several Wells Fargo subsidiaries, including the Feeder Fund.	N/A	N/A

Abhinav Shah (33)*	Director	Since February 2008	Director, Barclays Capital (investment bank) since 2004; Director, Société Générale (financial services firm) 2001-2004. Barclays Capital is a division of Barclays, the anticipated placement agent for the Notes.	N/A	N/A
Simon D. Collier (46)	Treasurer and Principal Financial Officer	Since February 2008

President of Foreside Financial Group LLC (financial services firm), the parent of Foreside Fund Services, LLC since 2005; President, Foreside Services, Inc. (staffing services firm) since 2006; President of Foreside Compliance Services, LLC (financial services firm), since 2006; President of Foreside Management Services, LLC (financial services firm) since 2006; Vice President of Foreside Advisory Network (financial services firm) since 2006; Sole Member of SDC Foreside, LLC (consulting firm), since 2005; Joint Member of Cantabrian Services, LLC

				N/A	N/A

Name and Age	Position With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
			(consulting firm) since 2005; prior thereto, Chief Operating Officer and Managing Director, Global Fund Services, Citigroup 2003-2005; Managing Director, Global Securities Services for Investors, Citibank, N.A. 1999-2003. Mr. Collier also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Compliance Services, LLC, Foreside Fund Services, LLC, Foreside Management Services, LLC, or their affiliates act as compliance service provider, distributor or provider of other services.

Peter R. Guarino (49)	Chief Compliance Officer	Since February 2008	Managing Director of Foreside Compliance Services, LLC since 2004; prior thereto, Independent Compliance Consultant. Mr. Guarino also serves as the Chief Compliance Officer to other unaffiliated mutual funds or closed-end funds for which Foreside Compliance Services, LLC acts as compliance service provider.	N/A	N/A

INDEPENDENT DIRECTORS

Gail A. Hanson (66)	Director	Since February 2008	Retired; prior thereto, Counsel and Vice President – Regulatory Administration, PFPC Inc. (provider of processing, technology and business solutions for the global investment industry)	1	N/A

Karl-Otto Hartmann (53)	Director	Since February 2008	Vice President of Operations of East Hill Holding Company, LLC and its operating subsidiaries, East Hill Management LLC and East Hill Advisors LLC (investment advisers) since 2007; Founder and Chief Executive Officer, IntelliMagic® LLC (consulting services) since 2005; prior thereto, Senior Vice President, General Counsel and Director, J.P. Morgan Investor Services Company (financial services firm).	1	Trustee and audit committee chair, FocusShares Trust (exchange- traded funds)

The address of Mr. Shah is 5 The North Colonnade, Canary Wharf, London E14 4BB. The address of Messrs. Collier and Guarino is Two Portland Square, Portland, Maine 04101.

(1)	Mr. Wahlberg served as Chief Financial Officer, Senior Vice President and Secretary of the Fund’s predecessor entity since April 2003. Mr. York served as President and Chief Executive Officer of the Fund’s predecessor entity since February 2006.

*	Messrs. York and Wahlberg are each an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act as a result of their affiliation with the Investment Adviser and Wells Fargo and other Wells Fargo-related entities. Mr. Shah may be deemed to be an interested person of the Fund as a result of his affiliation with Barclays and other Barclays-related entities.

As of March 26, 2008, no Director held Common Shares. As of March 26, 2008, no Independent Director or his or her immediate family members beneficially or of record owned securities in (1) the Investment Adviser, Foreside Distribution Services, L.P. (“Foreside”), as the Fund’s named distributor, and Barclays as the anticipated placement agent for the Notes, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser, Foreside or Barclays.

In connection with the Board of Directors’ responsibility for the overall management and supervision of the Fund’s affairs, the Directors will meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. To fulfill these duties, the Fund will have an Audit Committee, a Compliance Committee, a Valuation Committee and an Executive Committee. Because the Fund is newly-registered, none of the Committees met during the last fiscal year. The Audit Committee has met once in the current fiscal year.

Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting, policies and practices, reviews the results of the annual audit of the Fund’s financial statements, and interacts with the Fund’s independent registered public accounting firm on behalf of the full Board of Directors. The Audit Committee operates pursuant to a separate charter. Mr. York serves as Chairman of the Audit Committee and Ms. Hanson and Mr. Hartmann are members of the Committee.

Compliance Committee. The Compliance Committee provides oversight for the monitoring processes and controls regarding the Fund with legal, regulatory and internal rules, policies, procedures and standards, other than those relating to accounting matters and oversight of compliance by the Fund’s investment adviser, distributor, placement agent and transfer agent. Mr. York is the Chairman of the Committee and Ms. Hanson and Mr. Hartmann are members of the Committee.

Valuation Committee. The Valuation Committee determines valuations of portfolio instruments held by the Fund in instances as required by the Valuation Procedures adopted by the Board of Directors. Mr. York is the Chairman of the Committee and Ms. Hanson and Messrs. Hartmann, Wahlberg and Collier, also are members of the Committee.

Executive Committee. The Executive Committee exercises the powers of the Board of Directors during intervals between meetings of the Board, with certain exceptions. Mr. York is the Chairman of the Committee and Mr. Wahlberg is a member of the Committee.

The fees and expenses of the independent Directors are paid by the Fund. The Directors who are interested persons of the Fund receive no compensation from the Fund. It is estimated that the Independent Directors will receive from the Fund the amounts set out below.

	Aggregate Compensation from the Fund(1)	Total Compensation from the Fund and Fund Complex(1)
Joseph. R. York	—	—
Garth H. Wahlberg	—	—
Abhinav Shah	—	—
Gail A. Hanson	$30,000	$30,000
Karl-Otto Hartmann	$30,000	$30,000

(1)	Based on the estimated compensation to be earned by the Independent Directors for the 12-month period ending 11/30/2008, representing the Fund’s first full fiscal year as a registered investment company, for services to the Fund.

The Fund does not provide any pension or retirement benefits to the Independent Directors.

18.15 Code of Ethics

The Fund and the Investment Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

18.16 Proxy Voting Policies and Procedures

The Board of Directors has delegated the voting of proxies relating to the Fund’s portfolio holdings to the Investment Adviser pursuant to the Investment Adviser’s Proxy Voting Policies and Procedures. The Investment Adviser exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governance laws and investment policies of the Fund. While portfolio holdings are not purchased to exercise control or to seek to effect corporate change through share ownership, the Investment Adviser supports sound corporate governance practices within companies in which they invest.

Because the Fund invests primarily in discounted and interest-bearing, fixed income securities, it would be a rare event for the Fund to receive a proxy from an issuer. However, in such an event, the Investment Adviser would utilize an independent third-party (the “Third Party”), currently RiskMetrics Group (formerly called Institutional Shareholders Services), for voting proxies and proxy voting analysis and research. The Third-Party votes proxies in accordance with the Investment Adviser’s Proxy Guidelines established by the Board. To fulfill its fiduciary duties with respect to proxy voting, the Investment Adviser has designated an officer to administer and oversee the proxy voting process and to monitor the Third-Party to ensure its compliance with the Proxy Guidelines. The Investment Adviser believes that, in most instances, material conflicts of interest can be minimized through a strict and objective application by the Third-Party of the Proxy Guidelines. In cases where the Investment Adviser is aware of a material conflict of interest regarding a matter that would otherwise require its vote, it will defer to the Third-Party as to how to vote on such matter in accordance with the voting guidelines of the Third-Party. In addition, the Investment Adviser will seek to avoid any undue influence as a result of any material conflict of interest that may exist between the interests of a client and the Investment Adviser and any of its affiliates. To that end, for any Wells Fargo Bank, N.A. proxy, shares will be voted as directed by an independent fiduciary engaged by Wells Fargo.

No later than August 31 of each year, information regarding how the Investment Adviser, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the 12 months ended the preceding June 30 will be available without charge by calling 1-800-736-2316 or on the SEC’s website at sec.gov. A copy of the Investment Adviser’s Proxy Voting Policies and Procedures also is available without charge by calling 1-800-736-2316.

ITEM 19.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Feeder Fund, a Cayman Islands exempted company with its principal offices at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89169-0925, is deemed a control person of the Fund by virtue of its direct ownership of 100% of the Common Shares. In turn, all of the Common Shares are ultimately indirectly beneficially owned through various entities controlled by Wells Fargo & Company (previously defined as Wells Fargo), a Delaware corporation. Wells Fargo is registered as a bank holding company and financial holding company under the Bank Holding Company Act of 1956, as amended.

The Fund’s Directors and officers, as a group, do not own any Common Shares.

ITEM 20.	INVESTMENT ADVISORY AND OTHER SERVICES

As noted in Part A, Wells Capital Management Incorporated, located at 525 Market Street, 10th Floor, San Francisco, CA 94105, serves as the Fund’s investment adviser. The Investment Adviser, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is an indirect wholly owned subsidiary of Wells Fargo. As of December 31, 2007, the Investment Adviser had approximately $219 billion in assets under management for institutional investors such as corporations, mutual funds, pension plans, endowments, public agencies, educational organizations, insurers, and health care companies. The Investment Adviser employs a range of investment strategies to manage equity, fixed income, balanced, quantitative, short-duration, and customized portfolios.

Pursuant to the Advisory Agreement, subject to the supervision of the Fund and the Board of Directors, the Investment Adviser is responsible for managing the Fund’s assets, including the purchase, retention and disposition of the Fund’s assets. The Investment Adviser may employ third parties to assist with administrative functions related to its services to the Fund. The Advisory Agreement provides that the Fund will pay the Investment Adviser a Management Fee for services and facilities provided by the Investment Adviser, payable monthly, according to the following schedule.

Average Daily Value of Assets Under Management	Fee Rate
Up to $1 billion	0.05%
$1 billion to $3 billion	0.03%
$3 billion to $6 billion	0.02%
$6 billion and over	0.01%

Pursuant to a Distribution Agreement (the “Distribution Agreement”), Foreside is the principal underwriter and distributor of the Fund. Foreside, its affiliates and officers have no role in determining the investment policies or which instruments are purchased or sold by the Fund. Wholly-owned subsidiaries of Foreside Financial Group, LLC, a Delaware limited liability company, provide certain compliance services and officers on behalf of the Fund. Under a Compliance Services Agreement (the “Compliance Agreement”) with the Fund, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Foreside, provides a Chief Compliance Officer (“CCO”) as well as certain additional compliance support functions (“Compliance Services”). Under a PFO Services Agreement (the “PFO Agreement”) with the Fund, Foreside Management Services, LLC (“FMS”), an affiliate of Foreside, provides a Principal Financial Officer to the Fund. As compensation for the foregoing services, FCS and FMS receive certain out of pocket costs and fixed fees which are accrued daily and paid monthly by the Fund.

The Compliance and PFO Agreements with respect to the Fund continue in effect until terminated. The Compliance and PFO Agreements are terminable with or without cause and without penalty by the Board of the Fund or by FCS or FMS on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty. As of the date hereof, no fees have been paid by the Fund under the Distribution Agreement, Compliance Agreement and PFO Agreement.

KPMG LLP, 345 Park Avenue, New York, New York 10154, acts as the Fund’s independent registered public accounting firm and provides accounting, auditing and related services to the Fund.

See Item 9.1, “General” and Item 24, “Financial Statements” for information regarding the Fund’s other service providers.

ITEM 21.	PORTFOLIO MANAGERS

The following section discusses the accounts managed by the Fund’s portfolio managers, the structure and method of their compensation, and their ownership of the Fund’s securities. This information is current as of December 31, 2007.

21.1 Other Accounts Managed

The following table indicates the type of, number of, and total assets in accounts managed by the Fund’s portfolio managers, not including the Fund. The accounts described below include accounts that a portfolio manager manages in a professional capacity as well as accounts that a portfolio manager may manage in a personal capacity, if any, which are included under “Other Accounts.” Information is shown as of December 31, 2007. Asset amounts are approximate and have been rounded. None of the accounts have an advisory fee based on the performance of the account.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
David D. Sylvester	17	$104.6 billion	1	$3.1 million	—	—
Laurie White	17	$104.6 billion	1	$3.1 million	—	—

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts. Information is shown as of December 31, 2007. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Joseph R. York	—	—	—	—	57	$80 billion
Garth H. Wahlberg	—	—	—	—	57	$80 billion

The portfolio managers face inherent conflicts of interest in their day-to-day management of the Fund and other accounts because the Fund may have a different investment objective, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the Fund, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for the Fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interests, the Investment Adviser has adopted and implemented policies and procedures that it believes addresses the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Investment Adviser has adopted a code of ethics under Rule 17j-1 under the 1940 Act (as further discussed under Item 18 of this Part B) and Rule 204A-1 under the Advisers Act to address potential conflicts associated with managing the Fund and any personal accounts the portfolio manager may maintain.

21.2 Compensation

The portfolio managers are compensated by the Investment Adviser with a fixed cash salary, pension and retirement plan. The portfolio managers receive incentive bonuses and/or stock options based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, individual job objectives and overall profitability of the business. Portfolio performance is measured against the 1-month LIBOR rate. Bonuses also are based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts also are evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation is directly linked to the value added to the clients’ portfolios as measured by the benchmark noted above. Long-term investment professionals with proven success also may participate in a revenue sharing program that is tied to the success of their respective investment portfolios. Mr. York and Mr. Wahlberg also receive compensation from Wells Fargo and other Wells Fargo-related entities.

21.3 Ownership of Securities

As of March 26, 2008, no portfolio manager directly or indirectly beneficially owned Common Shares.

ITEM 22.	BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions on behalf of the Fund. Subject to the supervision of the Board of Directors, the Investment Adviser is responsible for the Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Investment Adviser to obtain the best overall results taking into account various factors, including but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the instruments involved; the nature and character of the market for the instrument; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

Purchases and sales of fixed income securities usually will be principal transactions. Portfolio holdings normally will be purchased or sold from or to broker-dealers serving as market makers for the relevant instrument at a net price. The Fund also may purchase instruments in underwritten offerings or directly from the issuer. Generally, taxable money market instruments are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund’s portfolio transactions will consist primarily of broker-dealer spreads and underwriting commissions. In placing orders for portfolio holdings, the Investment Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates, if any, are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in light of generally prevailing rates.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental to the transactions (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the Investment Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The research services generally include: (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the advisability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting transactions and performing functions incidental thereto.

The Investment Adviser has adopted trade allocation policies and compliance procedures to manage the potential conflicts of interest in the allocation of limited investment opportunities. In allocating investment opportunities among accounts, the Investment Adviser may consider certain factors including, each account’s investment objective(s) and risk exposure; restrictions and investment guidelines; available cash and ongoing liquidity needs; existing holdings of similar instruments; and correlation and deviation to any relevant model portfolio(s).

ITEM 23.	TAX STATUS

Part A of this Registration Statement contains additional information about the Fund’s tax status. The following information supplements and should be read in conjunction with Item 10.4, “Taxes.”

See Item 10.4, “Taxes” for information regarding the tax status of the Fund.

ITEM 24.	FINANCIAL STATEMENTS

The statement of assets and liabilities of the Fund as of December 31, 2007 and the statement of operations for the period December 28, 2007 through December 31, 2007 included in this Registration Statement in reliance of the report of KPMG LLP, the Fund’s independent registered public accounting firm, is given on the authority of that firm, as experts in accounting and auditing. The principal address of KPMG LLP is 345 Park Avenue, New York, New York 10154.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder

The Thirty-Eight Hundred Fund, LLC:

We have audited the accompanying statement of assets and liabilities of The Thirty-Eight Hundred Fund, LLC (the “Fund”) as of December 31, 2007 and the related statement of operations for the period from December 28, 2007 through December 31, 2007. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Thirty-Eight Hundred Fund, LLC as of December 31, 2007, and the results of its operations for the period from December 28, 2007 through December 31, 2007 in conformity with U.S. generally accepted accounting principles.

New York, New York

March 18, 2008

The Thirty-Eight Hundred Fund, LLC

Statement of Assets and Liabilities

December 31, 2007

Assets:
Cash and cash equivalents	$191,993,201
Dividend receivable	25,564
Receivable from affiliate	8,475

Total assets	192,027,240

Liabilities:
Payable for organization costs	61,738
Income taxes payable	8,475

Total liabilities	70,213

Net assets	$191,957,027

Net Assets Represent:
Common shares, $1,000,000 par value; 10 authorized shares, 5 common shares outstanding	5,000,000
Paid-in surplus	186,993,201
Accumulated loss	(36,174)
Net assets	$191,957,027

Net asset value per common share outstanding ($191,957,027 divided by 5 common shares outstanding)	$38,391,405

See Notes to the Financial Statements.

The Thirty-Eight Hundred Fund, LLC

Statement of Operations

Period from December 28, 2007 through December 31, 2007

Income:
Investment income	$25,564

Total income	25,564
Expenses:
Organization costs	61,738

Total expenses	61,738

Net investment loss before income taxes	$(36,174)

Income tax expense	8,475
Payment by affiliate	(8,475)

Net investment loss	$(36,174)

See Notes to the Financial Statements.

Notes to the Financial Statements:

(1) The Fund

The Thirty-Eight Hundred Fund, LLC (“the Fund”), (previously Jerboa Funding, LLC) was formed as a limited liability company under the laws of the State of Delaware on April 15, 2003. On December 28, 2007, the Fund changed its name and filed a registration statement under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company.

For the period from April 15, 2003 through December 28, 2007, the Fund operated as a private investment pool. Prior to it registration under the 1940 Act, the Fund liquidated its assets to cash and transferred all of its liabilities to a related entity.

The Fund has issued 5 common shares, at a par value of $1,000,000 per share. Each Common Share has one vote and is fully paid and non-assessable. All of the Common Shares are owned by Thirty-Eight Hundred Investments Limited (“Common Shareholder”), an indirectly wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), a Delaware corporation. Wells Fargo is registered as a bank holding company and financial holding company under the Bank Holding Company Act of 1956, as amended.

The Fund’s investment objective is to maximize total returns while seeking to maintain relative stability of principal and adequate liquidity. The Fund seeks to achieve its investment objective by investing in discounted and interest bearing fixed income instruments of U.S. issuers.

(2) Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents at December 31, 2007 represents an investment in a money market mutual fund.

Investment Income

Dividend income is recognized on the ex-dividend date.

(3) Offering and Organizational Costs

The Fund did not incur offering costs associated with the Common Shares. If the Fund issues notes, expenses associated with such issuance will be paid by the Fund and borne by the Common Shareholder. At December 31, 2007, the Fund has incurred $61,738 in legal expenses pertaining to its organization. In addition to the organization costs recorded on the statement of operations, the Fund subsequently incurred organization costs in the amount of $319,084.

(4) Investment Management Agreement

Investment advisory services are provided to the Fund by Wells Capital Management Incorporated (the “Investment Adviser”), an indirect wholly own subsidiary of Wells Fargo, pursuant to an Investment Management Agreement (the “Advisory Agreement”), subject to the oversight of the Fund and the Fund’s Board of Directors.

Pursuant to the Advisory Agreement, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Investment Adviser, payable on a monthly basis, based on a fund-level fee, as described below.

The annual fund-level fee, payable monthly, shall be applied to the following schedule:

Average Daily Value of Assets Under Management	Fee Rate
Up to $1 billion	0.05%
$1 billion to $3 billion	0.03%
$3 billion to $6 billion	0.02%
$6 billion and over	0.01%

(5) Other Service Providers

The Bank of New York (“BNY”) and related entities will provide administration, accounting, custody, transfer agency and other services to the Fund beginning February 14, 2008. The Fund has agreed to pay BNY a bundled fee payable monthly in arrears at the annual rate equal to 0.0125% of the Fund’s net assets.

Foreside Fund Services, LLC (the “Distributor”) will provide distribution services to the Fund beginning February 14, 2008. The Distributor is not affiliated with the Investment Adviser or BNY, or its affiliated companies.

Effective February 14, 2008, Foreside Compliance Services, LLC (“FCS”) and Foreside Management Services (“FMS”), both affiliates of the Distributor, will provide the Fund with a Chief Compliance Officer and a Principal Financial Officer/Treasurer, respectively. Neither FCS nor FCM have a role in determining the investment policies or which securities are to be purchased or sold by the Fund. The Principal Financial Officer is an affiliate of the Distributor due to his ownership in the Distributor.

(6) Income Taxes

For the period December 28, 2007 through December 31, 2007, the Fund is taxable as a corporation at a 35 percent tax rate. Wells Fargo has agreed to pay the tax liability for the period December 28, 2007 through December 31, 2007 which amounted to $8,475, after giving effect to $60,388 of non-deductible expenses. This amount was recorded as a payment by affiliate on the statement of operations with a corresponding receivable from affiliate on the statement of assets and liabilities.

Effective January 1, 2008, the Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded to, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to the Fund’s Common Shareholder.

PART C — OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements: The Registrant’s initial audited financial statements are provided in response to Item 24.

(2)	Exhibits

(a)	Certificate of Formation as amended — filed herewith.

(b)	Amended and Restated Limited Liability Company Agreement — filed herewith.

(c)	Voting Trust Agreement — none.

(d)	Interestholder Rights Instruments — Incorporated by reference to Exhibit (a) and (b) above.

(e)	Form of Dividend Reinvestment Plan — none.

(f)	Long-Term Debt Instruments — none.

(g)	Form of Investment Management Agreement between Registrant and Wells Fargo Capital Management Incorporated – filed herewith.

(h)	Underwriting or Distribution Contracts.

(1)	Form of Distribution Agreement between the Registrant and Foreside Distribution Services, L.P. – filed herewith.

(2)	Form of Placement Agent Agreement between Registrant and Barclays Bank PLC – filed herewith.

(i)	Bonus, Profit Sharing, Pension Plans — none.

(j)	Form of Custody Agreement between the Registrant and The Bank of New York – filed herewith.

(k)	Other Material Contracts

(1)	Form of Administration and Accounting Agreement between Registrant and The Bank of New York – filed herewith.

(2)	Form of Service Agreement for Transfer Agent Services between Registrant and Mellon Investor Services – filed herewith.

(3)	Form of Compliance Services Agreement between Registrant and Foreside Compliance Services, LLC – filed herewith.

(4)	Form of PFO Services Agreement between Registrant and Foreside Management Services, LLC – filed herewith.

(5)	Form of Fiscal Agency Agreement among the Registrant, The Bank of New York and The Bank of New York, London Branch – filed herewith.

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(6)	Form of Indemnity Agreement between Wells Fargo & Company and the Registrant – filed herewith.

(l)	Not applicable.

(m)	Non-Resident Officers/Directors — none.

(n)	Consent of KPMG LLP – filed herewith.

(o)	Not applicable.

(p)	Letters of Investment Intent — none.

(q)	Model Retirement Plans — none.

(r)	Code of Ethics

(1)	Code of Ethics of Registrant – filed herewith.

(2)	Code of Ethics for Non-Management Directors of the Registrant – filed herewith.

(3)	Code of Ethics of the Investment Adviser – filed herewith.

ITEM 26.	MARKETING ARRANGEMENTS

None.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offerings described in this Registration Statement:

Legal Fees	$370,000
Accounting Expenses	10,000
Transfer Agent Fees	0
Miscellaneous Expenses	5,000

Total	$385,000

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Feeder Fund, a Cayman Islands exempted company with its principal offices at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89169-0925, is deemed a control person of the Fund by virtue of its ownership of 100% of the Common Shares. In turn, all of the Common Shares are ultimately indirectly beneficially owned through various entities controlled by Wells Fargo & Company (previously defined as Wells Fargo), a Delaware corporation. Wells Fargo is registered as a bank holding company, and financial holding under the Bank Holding Company Act of 1956, as amended. Set forth below are the Wells Fargo-related entities that are interposed between the Feeder Fund and Wells Fargo.

Bitterroot Asset Management, Inc. (“Bitterroot”), a Cayman Islands exempted company with its principal offices at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89169-0925, is deemed a control person of the Fund by its direct ownership of 100% of the Feeder Fund. IntraWest Asset Management, Inc. (“IntraWest”), a Delaware corporation with its principal offices at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89169-0925, is deemed a control person of the Fund by its direct ownership of 100% of Bitterroot. Violet Asset Management, Inc. (“Violet”), a Delaware corporation with

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its principal offices at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89169-0925, is deemed a control person of the Fund by its direct ownership of 100% of IntraWest. Pelican Asset Management, Inc. (“Pelican”), a Delaware corporation with its principal offices at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89169-0925, is deemed a control person of the Fund by its direct ownership of 100% of Violet. Iris Asset Management, Inc. (“Iris”), a Delaware corporation with its principal offices at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89169-0925, is deemed a control person of the Fund by its direct ownership of 100% of Pelican. Wells Fargo Bank, National Association (“Wells Fargo Bank”), a national banking association organized under the laws of the United States with its principal offices at 101 North Phillips Street, Sioux Falls, SD 57104, is deemed a control person of the Fund by its direct ownership of 100% of Iris. WFC Holdings Corporation (“WFC Holdings”), a Delaware corporation with its principal offices at 420 Montgomery St., San Francisco, CA 94163, is deemed a control person of the Fund by its direct ownership of a majority of the outstanding shares of Wells Fargo Bank. Wells Fargo, a Delaware corporation with its principal offices at 420 Montgomery St., San Francisco, CA 94163, is deemed a control person of the Fund by its direct ownership of 100% of WFC Holdings and its ownership, directly or indirectly, of 100% of Wells Fargo Bank.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES AS OF MARCH 26, 2008

Title of Class	Number of Record Holders
Common Shares, $0.001 par value per share	1

ITEM 30.	INDEMNIFICATION

Section 7.15 of the Fund’s Amended and Restated Limited Liability Company Agreement states:

(a) To the fullest extent permitted by Applicable Law, each Director and Officer and their respective agents (each an “Indemnitee” and, collectively, “Indemnitees”) shall be entitled to indemnification from the Company for any loss, damage, claim or expense (including reasonable attorney’s fees) incurred by such Indemnitee by reason of any act or omission performed or omitted by such Indemnitee in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Indemnitee by this Agreement or Applicable Law. Notwithstanding the foregoing, for so long as the Company is subject to the 1940 Act, no indemnification shall be provided hereunder to an Indemnitee:

(i) against any liability to the Company by reason of a final adjudication by the court or other body before which the proceeding was brought that he or she engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(ii) with respect to any matter as to which he or she shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Company; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (ii) or (iii) and resulting in a payment by an Indemnitee, unless there has been either a determination that such covered person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Independent Directors acting on the matter (provided that a majority of the Independent Directors then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

3

Any indemnity under Section 7.15 shall be provided out of and to the extent of the Company assets only, and no Shareholder shall have any personal liability on account thereof. The right to indemnification under Section 7.15 is a contract right. The Company may purchase and maintain insurance to protect any Director or Officer against liability asserted against him or her, or incurred by him or her, arising out of his or her status as such.

(b) To the extent authorized from time to time by the Board of Directors, the Company may provide to any one or more agents of the Company, rights of indemnification and to receive payment or reimbursement of expenses, including reasonable attorneys’ fees that are similar to the rights conferred on Directors and Officers of the Company in Section 7.15. Any such rights shall have the same force and effect as they would have if they were conferred in Section 7.15.

(c) To the fullest extent permitted by Applicable Law, expenses (including reasonable attorney’s fees) incurred by a Director or Officer defending any claim, demand, action, suit or proceeding may, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Director or Officer to repay such amount if it shall be determined that the Director or Officer is not entitled to be indemnified as authorized in Section 7.15 provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Company shall be insured against losses arising out of any such advances; or (b) a majority of the non-party independent directors acting on the matter (provided that a majority of the non-party independent directors then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Certain Directors and officers also will be indemnified under certain circumstances pursuant to insurance policies obtained by the Fund on their behalf.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information as to the members and officers of Wells Capital Management Incorporated, is included in its Form ADV as filed with the SEC (File No. 801-21122), and is incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are kept at the offices of the Registrant, 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89169-0925, at the offices of its chief compliance officer at Two Portland Square, Portland, Maine 04101 and at the offices of its custodian, transfer agent, administrator and fund accountant at 101 Barclay Street, 13th Floor, New York, New York 10286.

ITEM 33.	MANAGEMENT SERVICES

None.

ITEM 34.	UNDERTAKINGS

Not Applicable.

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S IGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, and the State of Nevada, on the 26th day of March, 2008.

THE THIRTY-EIGHT HUNDRED FUND, LLC

By:	/s/ Joseph R. York
Joseph R. York
Chief Executive Officer

I NDEX TO EXHIBITS

Exhibit	Exhibit Name

(a)	Certificate of Formation

(b)	Amended and Restated Limited Liability Company Agreement

(g)	Form of Investment Management Agreement

(h)(1)	Form of Distribution Agreement

(h)(2)	Form of Placement Agent Agreement

(j)	Form of Custody Agreement

(k)(l)	Form of Administration and Accounting Agreement

(k)(2)	Form of Service Agreement for Transfer Agent Services

(k)(3)	Form of Compliance Services Agreement

(k)(4)	Form of PFO Services Agreement

(k)(5)	Form of Fiscal Agency Agreement

(k)(6)	Form of Indemnity Agreement

(n)	Consent of KPMG LLP

(r)(1)	Code of Ethics of Registrant

(r)(2)	Code of Ethics for Non-Management Directors of the Registrant

(r)(3)	Code of Ethics of Investment Adviser